UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2024

NEW HORIZON AIRCRAFT LTD.

(Exact name of registrant as specified in its charter)

British Columbia	001-41607	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3187 Highway 35, Lindsay, Ontario, K9V 4R1

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (613) 866-1935

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Ordinary Share, no par value	HOVR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	HOVRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Auditor Report or Completed Interim Review.

(a) Corrections to Previously Issued Financial Statements.

In connection with the preparation of its unaudited consolidated financial statements for the period ended February 29, 2024, the Company determined that based on the application of U.S. generally accepted accounting principles, the deferred development costs recorded by Robinson Aircraft Ltd. f/k/a Robinson Aircraft ULC in the fiscal year ended May 31, 2023 and prior are more appropriately classified as research and development costs.

On April 19, 2024, the Audit Committee of the Board of Directors of the Company, concluded that the Company’s previously issued audited financial statements for the year ended May 31, 2023, and unaudited interim financial statements for the period ended August 31, 2023 (collectively, the “Non-Reliance Periods”), as reported in the Company’s Current Report on Form 8-K, filed on January 19, 2024, should no longer be relied upon.

The audited financial statements for the year ended May 31, 2023, have been restated to reflect a reclassification of previously capitalized deferred development costs to operating research and development costs (the “Restated Financial Statements”). Any previously furnished or filed reports, related earnings releases, investor presentations that reference deferred development costs or research and development expenses, or similar communications of the Company describing the Company’s financial results for the Non-Reliance Periods should no longer be relied upon.

The Company’s management and Audit Committee have discussed the matters disclosed in this Item 4.02 with the Company’s predecessor independent registered public accounting firm, Fruci & Associates II, PLLC, who reported on these audited financial statements.

Item 8.01. Other Events.

The Restated Financial Statements are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Restated audited financial statements of Robinson Aircraft Ltd. as of May 31, 2023 and 2022 and for each of the years in the two-year period ended May 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW HORIZON AIRCRAFT LTD.

Date: April 22, 2024	By:	/s/ E. Brandon Robinson
	Name:	E. Brandon Robinson
	Title:	Chief Executive Officer

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